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                                                                    Exhibit 23.1

       CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC
                           ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 21, 2004 in the Registration Statement (Form S-1) and related Prospectus of Beacon Roofing Supply, Inc. dated
May 28, 2004.

                                               /s/ Ernst & Young LLP



Boston, Massachusetts
May 24, 2004